UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2024

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter) (Address of Principal Executive Offices) (Zip Code) (Telephone Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1-9516	ICAHN ENTERPRISES L.P. 16690 Collins Ave, PH-1 Sunny Isles Beach, FL 33160 (305) 422-4100	Delaware	13-3398766

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Depositary Units of Icahn Enterprises L.P. Representing Limited Partner Interests	IEP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, Icahn Enterprises L.P. (“IEP” or the “Company”) was contacted on May 3, 2023 by the U.S. Attorney’s office for the Southern District of New York (“SDNY”) and on June 21, 2023 by the staff of the Division of Enforcement of the U.S. Securities and Exchange Commission (the “SEC”), seeking production of information relating to the Company and certain of its affiliates.

On August 19, 2024, the Company and Carl C. Icahn, Chairman of the Board of the Company’s general partner, entered into settlement agreements with the SEC in connection with its inquiry previously disclosed by the Company. In connection with that settlement, the SEC entered an order in an administrative proceeding that contains non-scienter based findings that IEP failed to disclose in its Forms 10-K for the years 2018, 2019 and 2020 that Mr. Icahn pledged IEP securities as collateral to secure personal margin loans as required by Item 403(b) of Regulation S-K. The order relating to Mr. Icahn contains non-scienter based findings that, while Mr. Icahn’s prior Schedule 13D filings generally disclosed that he had pledged IEP depository units as collateral for personal margin loans, subsequent Schedule 13D filings were not amended to describe loan agreements and amendments to loan agreements or to attach guarantees as required by Items 6 and 7 of Schedule 13D. Without admitting or denying the SEC’s allegations (other than with respect to the SEC’s jurisdiction), under the terms of the settlements, (i) IEP consented to the entry of an order requiring it to pay a civil penalty of $1.5 million and to cease and desist from violations and any future violations of Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13a-1 thereunder, and (ii) Mr. Icahn consented to the entry of an order requiring him to pay a civil penalty of $500,000 and to cease and desist from committing or causing any violations of Section 13(d)(2) of the Exchange Act and Rule 13d-2(a) thereunder.

With respect to the request from the U.S. Attorney’s office for the SDNY, the Company produced documents in response to that inquiry and has had no substantive communication with the U.S. Attorney’s office since the initial inquiry on May 3, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: August 19, 2024		By:	/s/ Ted Papapostolou
Ted Papapostolou
Chief Financial Officer

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